POWER OF ATTORNEY


         By signing below, each of the undersigned officers and/or directors of Unocal Corporation, a Delaware corporation, hereby constitutes and appoints Timothy H. Ling, Joe D. Cecil and Darrell D. Chessum, and each of them severally, with full power of substitution and resubstitution, as his or her true and lawful attorneys-in-fact and agents to sign for the undersigned and in the name of the undersigned, in any and all capacities, the Registration Statement(s) on Form S-8 and/or S-3 to which this Power of Attorney shall be filed as an exhibit and any or all amendments (including any post-effective amendments) to such Registration Statement and to file the same with all exhibits thereto, including this Power of Attorney, and any and all applications and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do if personally present. Each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of March 27, 2001.

                          SIGNATURE                                                     TITLE
                  /S/ Charles R. Williamson                             Chief Executive Officer and Director
                  -------------------------
                    Charles R. Williamson

                                                                        Chief Operating Officer and Director
                  -------------------------
                       Timothy H. Ling

                     /S/ Terry G. Dallas                                       Chief Financial Officer
                  -------------------------
                       Terry G. Dallas

                       /S/ Joe D. Cecil                                    Vice President and Comptroller
                  -------------------------                                (Principal Accounting Officer)
                         Joe D. Cecil

                                                                                      Director
                  -------------------------
                       John W. Amerman

                  /S/ John W. Creighton, Jr.                                          Director
                  -------------------------
                    John W. Creighton, Jr.

                    /S/ James W. Crownover                                            Director
                  -------------------------
                      James W. Crownover

                    /S/ Frank C. Herringer                                            Director
                  -------------------------
                      Frank C. Herringer

                      /S/ Donald B. Rice                                              Director
                  -------------------------
                        Donald B. Rice

                     /S/ Kevin W. Sharer                                              Director
                  -------------------------
                       Kevin W. Sharer

                   /S/ Marina v.N. Whitman                                            Director
                  -------------------------
                     Marina v.N. Whitman